Exhibit 10.1
AMENDMENT TO STOCKHOLDERS AGREEMENT
This Amendment, dated as of May 27, 2011 (the “Amendment”), amends the Stockholders Agreement, dated as of April 5, 2006 (the “Agreement”), by and among HealthMarkets, Inc., a Delaware corporation previously known as UICI (the “Company”), and the other parties thereto. Capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Agreement.
WHEREAS, in connection with certain amendments to the Company’s Charter, the Company and the Sponsor Stockholders desire to amend the Agreement as set forth in this Amendment; and
WHEREAS, Sections 1.05 and 7.09 provide that the Agreement may be amended, modified or supplemented only in a writing signed by Sponsor Stockholders that own not less than 70% of the Sponsor Shares and approved by each Investor Group which would be subject to materially adverse differential treatment as a result thereof, as compared to the other Investor Groups.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:
1. Board Committees. Section 1.04 of the Agreement is hereby amended to include the following as the third sentence thereto:
“Notwithstanding the foregoing, at no time shall any Investor Director nominated by the GS Investor Group serve as (i) the chairman of any committee of the Board; (ii) a member of any committee of the Board if such Investor Director would occupy more than 25% of the seats on such committee; (iii) a member of a committee of the Board if at any time such committee would have decision-making authority for policies or actions on managerial matters (other than decisions related to retaining third party consultants or advisers in connection with carrying out committee duties) unless (1) recommendations of such committee as to policy or actions on managerial matters are reviewed and approved or reviewed and ratified by the full Board or (2) such committee is carrying out functions in accordance with a policy or parameters approved by the full Board; or (iv) a member of any committee if such Investor Director has the authority or practical ability unilaterally to make, or block the making of, policy or other decisions that bind the Board, any committee of the Board, or management of the Company.”

2. Approval Rights. Section 1.05(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
“(b)(1) In addition to any other approval required, the Company shall not, and shall cause its Subsidiaries not to, take any of the following actions or facilitate any of the following actions without an approval of the Board that includes (1) for so long as all three Investor Groups are not Non-Qualifying Investor Groups, the approval of at least 80% of the Investor Directors (where, for the purposes of giving such approval, the Blackstone Directors shall collectively have 3 votes, the Investor Directors nominated by the GS Investor Group shall collectively have 1 vote and the Investor Directors nominated by the DLJ Investor Group shall collectively have 1 vote) or (2) for so long as the Blackstone Investor Group is not a Non-Qualifying Investor Group and there are less than three Investor Groups that are not Non-Qualifying Investor Groups, the approval of the Blackstone Directors:
(i) in the case of the Company entering into any merger, consolidation or other business combination, reorganization, or liquidation or consummation of a similar transaction (other than any such transaction between or among the Company and one or more wholly-owned (directly or indirectly) Subsidiaries of the Company, which transactions would not adversely affect the rights of any Investor Groups);
(ii) acquiring or disposing of (in each case, including by merger, business combination, reorganization or other similar transaction), in a single transaction or a series of related transactions, any business or assets for consideration having a value (valuing any non-cash consideration at fair market value as determined by the Board in good faith) in excess of 20% of the fair market value of the total assets of the Company and its Subsidiaries, taken as a whole, as of immediately prior to such transaction or series of transactions (as determined by the Board in good faith);
(iii) (A) incurring any indebtedness for borrowed money or issuing any debt securities (other than indebtedness or debt securities owed between or among the Company and/or one or more wholly-owned Subsidiaries) or (B) issuing to any third party any preferred stock (1) that the Company is required on a date certain, or can be required by the holder at the option of the holder, to redeem or repurchase, or with respect to which the Company is required to pay cash dividends or (2) of a type other than the types of preferred stock set forth in clause (1), to the extent that the aggregate liquidation value of all such preferred stock described in this clause (2) exceeds $50 million in the aggregate, if, in the cases of either of clause (A) or (B) and in the aggregate for all transactions described in clauses (A) and (B), the amount of such new indebtedness or the liquidation value of such preferred stock exceeds 20% of the fair market value of the total assets of the Company and its Subsidiaries, taken as a whole, as of immediately prior to such incurrence or issuance (as determined by the Board in good faith);
(iv) entering into or effecting any agreement or transaction after the Closing between or among the Company and/or any of its Subsidiaries, on the one hand, and any Affiliates of either the Company or any Stockholder, on the other hand, other than DE MINIMIS transactions on arm’s length terms; and

(v) effecting any amendment to the Charter or Bylaws with the purpose or effect of facilitating any actions referred to in clauses (i)-(iv) or that otherwise would directly conflict with the terms of this Agreement.
(2) For the avoidance of doubt, in the event the Blackstone Investor Group becomes a Non-Qualifying Investor Group, this Section 1.05(b) shall be void and of no effect.”
3. Miscellaneous.
(a) For purposes of Section 1.05(e) of the Agreement, each Investor Group signatory hereto shall be deemed to have approved the terms of this Amendment.
(b) Except as expressly amended by this Amendment, the Agreement is in all respects ratified and confirmed and all the terms thereof shall remain in full force and effect. Except to the extent specifically provided in this Amendment, this Amendment shall not be deemed to be an amendment to any other term of the Agreement or otherwise affect or operate as a waiver or relinquishment of any of the rights of any party under the Agreement.
(c) This Amendment shall form a part of the Agreement for all purposes and shall be binding upon all parties to the Agreement. From and after the execution of this Amendment, any reference to the Agreement shall be deemed a reference to the Agreement as amended by this Amendment.
(d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
(e) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

BLACKSTONE CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

	By:	/s/ John A. Magliano

Name: John A. Magliano
Title: Managing Director

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

	By:	/s/ John A. Magliano

Name: John A. Magliano
Title: Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

	By:	/s/ John A. Magliano

Name: John A. Magliano
Title: Managing Director

BLACKSTONE PARTICIPATION PARTNERSHIP IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

	By:	/s/ John A. Magliano

Name: John A. Magliano
Title: Managing Director
[Blackstone Signature Page to Amendment to Stockholder Agreement]

MULBERRY HOLDINGS I, LLC

By:	GS Maverick Co., its Managing Member

	By:	/s/ Adrian M. Jones

Name: Adrian M. Jones
Title: President

MULBERRY HOLDINGS II, LLC

By:	GS Maverick Co., its Managing Member

	By:	/s/ Adrian M. Jones

Name: Adrian M. Jones
Title: President
[Goldman Sachs Signature Page to Amendment to Stockholder Agreement]

DLJ MERCHANT BANKING PARTNERS IV, L.P.

By:	DLJ Merchant Banking IV, L.P., its General Partner By: DLJ MB, LLC, its General Partner

	By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

DLJ OFFSHORE PARTNERS IV, L.P.

By:	DLJ Merchant Banking IV, L.P., its General Partner By: DLJ MB, LLC, its General Partner

	By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

MBP IV PLAN INVESTORS, L.P.

By:	DLJ LBO Plans Management, LLC, its General Partner

	By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: President
[DLJ Signature Page to Amendment to Stockholder Agreement]

CSFB STRATEGIC PARTNERS HOLDINGS III, L.P.

By:	CSFB Strategic Associates, III, L.P., its General Partner By: DLJ MB Advisors, LLC, its General Partner

	By:	/s/ Verdun Perry

Name: Verdun Perry
Title: Vice President

CSFB STRATEGIC PARTNERS PARALLEL HOLDINGS III, L.P.

By:	CSFB Strategic Associates III, L.P., its General Partner By: DLJ MB Advisors, LLC, its General Partner

	By:	/s/ Verdun Perry

Name: Verdun Perry
Title: Vice President
[DLJ Signature Page to Amendment to Stockholder Agreement]